UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 22, 2016

 Aviragen Therapeutics, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-35285	59-1212264
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2500 Northwinds Parkway, Suite 100 Alpharetta, GA	30009
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (678) 221-3350

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01   Entry into a Material Definitive Agreement

On April 22, 2016, Aviragen Therapeutics, Inc. (“Aviragen” or the “Company”) entered into a Royalty Interest Acquisition Agreement (“Agreement”) with HealthCare Royalty Partners III, L.P. (“HC Royalty”), Biota Holdings Pty Ltd (“BHPL”) and Biota Scientific Management Pty. Ltd. (“BSM”; Aviragen, BSM and BHPL collectively, the “Sellers”). Under the Agreement, HC Royalty will make a $20 million cash payment (after the deduction of the Expense Reimbursement Amount as defined in the Agreement) to the Sellers in consideration for acquiring from the Sellers certain royalty rights (“Royalty Rights”) related to the approved product Inavir® in the Japanese market. The Royalty Rights were obtained pursuant to the collaboration and license agreement (the “License Agreement”) and the commercialization agreement that the Sellers entered into with Daiichi Sankyo Company, Limited.

On April 22, 2016, Aviragen also entered into a Protective Rights Agreement (“Security Agreement”) with HC Royalty. Under the Security Agreement, the Company granted to HC Royalty, among other things, a security interest in all of its right, title and interest in, to and under the Company’s rights to receive royalties under the License Agreement. The Security Agreement does not give a security interest in any other Company assets and terminates upon termination of the Agreement and all rights will revert to Aviragen.

The foregoing descriptions of the Agreement and the Security Agreement do not purport to be complete and are qualified in their entirety by reference to the full text of the Agreement and the Security Agreement, copies of which are attached hereto as Exhibit10.1 and Exhibit 10.2, respectively, and are incorporated herein by reference.

Item 8.01    Other Events.

On April 25, 2016, Aviragen issued a press release announcing execution of the Agreement with HC Royalty. A copy of the press release is furnished as Exhibit 99.1 hereto and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits:

Exhibit No.	Description
10.1*

Royalty Interest Acquisition Agreement by and between Aviragen Therapeutics, Inc., Biota Holdings Pty Ltd, Biota Scientific Management Pty. Ltd. and HealthCare Royalty Partners III, L.P. dated April 22, 2016.

10.2	Protective Rights Agreement between Aviragen Therapeutics, Inc. and HealthCare Royalty Partners III, L.P. dated April 22, 2016.

99.1	Press release dated April 25, 2016.

*      Confidential Treatment has been requested with respect to certain portions of this Exhibit. Omitted portions have been filed separately with the Securities and Exchange Commission.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Aviragen Therapeutics, Inc.
Date: April 25, 2016	/s/ Joseph M Patti
	Name:	Joseph M Patti
	Title:	Chief Executive Officer and President
(Duly Authorized Officer)

EXHIBIT INDEX

Exhibit Number	Description
10.1*

Royalty Interest Acquisition Agreement by and between Aviragen Therapeutics, Inc., Biota Holdings Pty Ltd, Biota Scientific Management Pty. Ltd. and HealthCare Royalty Partners III, L.P. dated April 22, 2016.

10.2	Protective Rights Agreement between Aviragen Therapeutics, Inc. and HealthCare Royalty Partners III, L.P. dated April 22, 2016.

99.1	Press release dated April 25, 2016.

*      Confidential Treatment has been requested with respect to certain portions of this Exhibit. Omitted portions have been filed separately with the Securities and Exchange Commission.